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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-40173) of MMC Networks, Inc. of our report dated January 16, 1998 appearing on page 30 of this Annual Report on Form 10-K.

PRICE WATERHOUSE LLP
San Jose, California
March 20, 1998